UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 26, 2007
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition, and Item 7.01 Regulation FD Disclosure.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release

Item 2.02 Results of Operations and Financial Condition, and Item 7.01 Regulation FD Disclosure.
     On March 28, 2007, Mariner Energy, Inc. (“Mariner”) issued a press release that announced financial results for the fourth quarter and year-ended December 31, 2006, and a conference call to review these results scheduled for March 29, 2007, at 11:30 a.m. Eastern Time (10:30 a.m. Central Time). A copy of the press release is attached as Exhibit 99.1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Mariner’s board of directors approved, as of March 26, 2007, a discretionary performance bonus for services rendered in 2006 by, and a discretionary salary increase effective January 1, 2007 for, each of Mariner’s nine executive officers. Performance bonuses for 2006 and salaries for 2007 for Mariner’s principal executive officer, principal financial officer, and our three other most highly compensated executive officers in 2006 are:

Name and Principal Position	2006 Bonus	2007 Salary (increase)
Scott D. Josey,	$1,000,000	$495,000 ($20,000)
Chairman of the Board,
Chief Executive Officer
and President
John H. Karnes,	$165,000	$250,000 ($15,000)
Senior Vice President,
Chief Financial Officer
and Treasurer (1)
Dalton F. Polasek,	$525,000	$340,000 ($40,000)
Chief Operating Officer
Mike C. van den Bold,	$400,000	$250,000 ($10,000)
Senior Vice President and
Chief Exploration Officer
Judd A. Hansen	$400,000	$250,000 ($23,860)
Senior Vice President—
Shelf and Offshore

(1)	On October 16, 2006, Mr. Karnes was appointed Senior Vice President, Chief Financial Officer and Treasurer and entered into an employment agreement with Mariner. Mr. Karnes’ initial base salary on an annualized basis for 2006 was $235,000. His employment agreement provides that if he remains employed by us until such time in 2007 as bonuses in respect of performance in 2006 are paid to our other officers, then for his services during 2006, we would pay him a guaranteed bonus of not less than $125,000.
     The employment agreement between Mariner (and in addition with respect to Mr. Hansen, Mariner’s wholly-owned subsidiary, Mariner Energy Resources, Inc. (MERI)) and each of Messrs. Josey, Karnes, Polasek, van den Bold and Hansen, provide that Mariner’s Board of Directors (and in addition with respect to Mr. Hansen, MERI’s Board of Directors) annually will review the executive’s base salary and consider whether the executive is eligible to receive a discretionary salary increase and a discretionary performance bonus, in each case based on market survey data, corporate performance, and the performance of the executive. Any increase in base salary is thereafter the executive’s base salary for purposes of the employment agreement. This summary of certain terms of these employment agreements is qualified in its entirety by reference to the employment agreements.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

No.	Description
99.1	Press Release dated March 28, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: March 28, 2007	By:	/s/ John H. Karnes
John H. Karnes,
Senior Vice President and Chief Financial Officer

Exhibit Index

No.	Description
99.1	Press Release dated March 28, 2007.

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